UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-30058

Date of Report: March 20, 2009

AMERICAN WENSHEN STEEL GROUP, INC.
 (Exact name of registrant as specified in its charter)

Delaware	04-2621506
(State or Other Jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

c/o American Union Securities, Inc., 100 Wall Street, 15th Floor, New York, NY 10005
(Address of Principal Executive Offices)

(212) 232-0120
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 20, 2009 the Board of Directors of American Wenshen Steel Group declared a dividend, consisting of the outstanding shares of its subsidiary, HXT Holdings, Inc. The shares will be distributed to shareholders of record on March 31, 2009. The distribution date will be April 14, 2009.

The total number of shares to be distributed is 9,970,000. Each record holder of a share of American Wenshen Steel Group common stock on March 31, 2009 will receive 0.4636 shares of HXT Holdings, Inc. Any fractional share that results from the distribution will be rounded up to the nearest full share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Wenshen Steel Group, Inc.

Dated: March 20, 2009	By: /s/ Yang Kuidong
Yang Kuidong Chief Executive Officer